TREASURY SHARES	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Treasury Shares	TREASURY SHARES
On November 19, 2020, the Company's Board of Directors authorized a share buy-back program of up to an aggregate of 4,110,584 of the Company's ordinary shares for the purpose of increasing shareholder value. The maximum amount to be paid per share is $10.00, or equivalent in NOK if bought at the Oslo Stock Exchange. The Company is not obligated under the terms of the program to repurchase any of its ordinary shares. The program commenced on November 19, 2020 and will end on November 19, 2021.

In February 2021, the Company's Board of Directors authorized to increase the maximum amount to be paid per share under the share buy-back program from $10.00 to $12.00, or equivalent in NOK if bought at the Oslo Stock Exchange. The other terms of the program remain unchanged.

In May 2021, the Company's Board of Directors authorized to increase the maximum amount to be paid per share under the share buy-back program from $12.00 to $14.00, or equivalent in NOK if bought at the Oslo Stock Exchange. The other terms of the program remain unchanged.

As of June 30, 2021, we have repurchased 827,344 shares at an aggregate cost of $7.3 million pursuant to the buy-back program approved on November 19, 2020. At June 30, 2021, the number of remaining shares that can be purchased under the buy-back program was 3,283,240.